Exhibit 4.10

NCU SHARES COMMON STOCK PAR VALUE $1.00 CUSIP 191098 10 2 SEE REVERSE FOR CERTAIN DEFINITIONS Coca Cola Bottling Co. Consolidated INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFIES THAT Specimen is the owner of FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF Coca-Cola Bottling Co. CONSOLIDATED transferable in person or by duly authorized attorney on the books of the Corporation upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Certificate of Incorporation and all Amendments thereto. This certificate is not valid unless countersigned by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: Secretary Chairman of the Board of Directors and Chief Executive Officer Countersigned and Registered: American Stock Transfer & Trust Company, LLC (Brooklyn, NY) Transfer Agent and Registrar Authorized Signature Corporate Seal

COCA-COLA BOTTLING CO. CONSOLIDATED THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common UNIF GIFT MIN ACT–  Custodian  TEN ENT JT TEN– as tenants by the entireties– as joint tenants with right of survivorship and not as tenants in common (Cust)(Minor) under Uniform Gifts to Minors Act (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE Please print or typewrite name and address including postal zip code of assignee Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated, Notice THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.